EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PROTERRA INC, et al.,[1]	)	Case No. 23-11120 (BLS)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF FINAL ORDER (I) ESTABLISHING
NOTIFICATION AND HEARING PROCEDURES FOR CERTAIN
TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS
WITH RESPECT TO COMMON STOCK OF PROTERRA INC AND CLAIMS
AGAINST DEBTORS AND (II) GRANTING RELATED RELIEF

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OF PROTERRA INC (THE “COMMON STOCK”):

PLEASE TAKE NOTICE that on August 7, 2023 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Motion for Entry of Interim and Final Orders (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. 5] (the “Motion”).

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Proterra Inc (9565); and Proterra Operating Company, Inc. (8459). The location of the Debtors’ service address is: 1815 Rollins Road, Burlingame, California 94010.

PLEASE TAKE FURTHER NOTICE that on September 7, 2023, the Court entered the Final Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. 217] (the “Order”)2 approving procedures for certain purchases, sales or other transfers of, and declarations of worthlessness with respect to, Beneficial Ownership of Common Stock, and certain acquisitions, dispositions, or trading of Claims set forth in Exhibit 1 attached to the Order (the “Procedures”).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial Shareholder or person that may become a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, any such transaction in violation of the Procedures shall be null and void ab initio, and certain remedial actions may be required to restore the status quo.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a 50% Shareholder may not claim a worthless stock deduction in respect of the Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, any such deduction in violation of the Procedures is null and void ab initio, and the 50% Shareholder shall be required to file an amended tax return revoking such proposed deduction.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

[2]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion or the Order, as applicable.
2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply in certain circumstances to acquisitions, dispositions, or trading of Claims against the Debtors in violation of the Procedures, and the person or entity attempting to make such acquisition, disposition, or trade shall be required to take remedial actions specified by the Debtors to appropriately reflect that such acquisition, disposition, or trade is null and void ab initio.

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, solicitation, and claims agent for the Debtors, Kurtzman Carson Consultants LLC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. The Order and such declarations are also available via PACER on the Court’s website at https://ecf.delb.uscourts.gov/ for a fee, or at no charge by accessing the Debtors’ restructuring website at kccllc.net/proterra.

PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THE ORDER SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.

PLEASE TAKE FURTHER NOTICE THAT ANY PROHIBITED PURCHASE, SALE, OTHER TRANSFER OF, OR DECLARATION OF WORTHLESSNESS WITH RESPECT TO BENEFICIAL OWNERSHIP OF Common Stock, OR ANY ACQUISITION, DISPOSITION OR TRADING IN CLAIMS, IN EACH CASE, IN VIOLATION OF THE ORDER IS PROHIBITED AND SHALL BE NULL AND VOID AB INITIO AND MAY BE SUBJECT TO ADDITIONAL SANCTIONS AS THIS COURT MAY DETERMINE.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

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Dated:	September 7, 2023	Respectfully submitted,
Wilmington, Delaware

YOUNG CONAWAY STARGATT & TAYLOR, LLP

/s/ Shella Borovinskaya

Pauline K. Morgan (No. 3650)

Andrew L. Magaziner (No. 5426)

Shella Borovinskaya (No. 6758)

Rodney Square

1000 North King Street

Wilmington, Delaware 19801

Telephone: (302) 571-6600

Facsimile: (302) 571-1253

		Email:	pmorgan@ycst.com amagaziner@ycst.com sborovinskaya@ycst.com

- and -

PAUL, WEISS, RIFKIND,
WHARTON & GARRISON LLP

Paul M. Basta (admitted pro hac vice)

Robert A. Britton (admitted pro hac vice)

Michael J. Colarossi (admitted pro hac vice)

1285 Avenue of the Americas

New York, New York 10019

Tel: (212) 373-3000

Fax: (212) 757-3990

		Email:	pbasta@paulweiss.com rbritton@paulweiss.com mcolarossi@paulweiss.com

Counsel to the Debtors and Debtors in Possession

Exhibit 1

Procedures for Transfers of Beneficial Ownership of Common Stock or Claims, and

Declarations of Worthlessness with Respect to Beneficial Ownership of Common Stock

PROCEDURES FOR TRANSFERS OF
BENEFICIAL OWNERSHIP OF COMMON STOCK
OR CLAIMS AND DECLARATIONS OF WORTHLESSNESS
WITH RESPECT TO BENEFICIAL OWNERSHIP OF COMMON STOCK

Procedures for Transfers of Beneficial Ownership of Common Stock1

a.	Any person or Entity (as defined below) that, at any time on or after the Petition Date, is or becomes a Substantial Shareholder (as defined below) must file with the Court, and serve upon: (i) the Debtors, 1815 Rollins Road, Burlingame, California 94010, Attention: Jeffrey E. Mitchell (jmitchell@proterra.com); (ii) proposed counsel to the Debtors, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019, Attention: Robert A. Britton (rbritton@paulweiss.com) and Michael J. Colarossi (mcolarossi@paulweiss.com); (iii) proposed co-counsel to the Debtors, Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King St., Wilmington, Delaware 19801, Attention: Pauline K. Morgan (pmorgan@ycst.com), Andrew L. Magaziner (amagaziner@ycst.com); (iv) proposed counsel to the Committee, (a) Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, New York 10020, Attention: Jeffrey L. Cohen (jcohen@lowenstein.com), Eric S. Chafetz (echafetz@lowenstein.com), and Jordana L. Renert (jrenert@lowenstein.com), and (b) Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, Delaware 19801, Attn: Eric Monzo (emonzo@morrisjames.com) and Brya Keilson (bkeilson@morrisjames.com); and (v) counsel to the Second Lien Agent, Sidley Austin LLP, 787 Seventh Ave, New York, NY 10019, Attn: Thomas R. Califano (tom.califano@sidley.com) and Dennis M. Twomey (dtwomey@sidley.com) (collectively, the “Declaration Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) 20 business days after the date of the Notice of Interim Order [D.I. 131, Exhibit I] and (B) 10 calendar days after becoming a Substantial Shareholder; provided, that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.
b.	At least 20 business days prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock as to which a Substantial Shareholder has Beneficial Ownership or would result in a person or Entity becoming a Substantial Shareholder (including the actual or deemed exercise of any Option to acquire Common Stock that would result in the amount of Common Stock beneficially owned by any person or Entity that currently is or, as a result of the proposed transaction, would be, a Substantial Shareholder), the parties to such transaction must file with the Court and serve upon the Declaration Notice Parties an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit

[1]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Debtors’ Motion for Entry of Interim and Final Orders (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief (the “Motion”).

1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock”).

c.	At least 20 business days prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in a person or Entity ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court and serve upon the Declaration Notice Parties an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock or Options” and, together with a Declaration of Intent to Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).
d.	The Debtors, in reasonable consultation with the Committee and the Second Lien Agent, shall have 15 business days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such person or Entity an objection to any proposed transfer of Beneficial Ownership of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes.
e.	If the Debtors file an objection, the proposed transaction will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court.
f.	If the Debtors do not object within such 15-business day period, the proposed transaction may proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of these Procedures must be the subject of additional notices in accordance with these Procedures, with an additional 15-business day waiting period for each Declaration of Proposed Transfer.
g.	For purposes of these Procedures for Transfers of Beneficial Ownership of Common Stock, (i) “Substantial Shareholder” means any person or Entity that has Beneficial Ownership of at least 10,252,500 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock as of the Petition Date); and (ii) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.

Procedures for Declarations of Worthlessness of Common Stock

a.	Any person or Entity that currently is or becomes a 50% Shareholder (as defined below) must file with the Court and serve the Declaration Notice Parties a declaration of such status, in the form of Exhibit 1D attached to these Procedures (each, a “Declaration of Status as a 50% Shareholder”), on or before the later of (i) 30 calendar days after the date of the Notice of Interim Order and (ii) 10 calendar days after becoming a 50% Shareholder; provided, that, for the avoidance of doubt, the other procedures set forth herein shall apply to any 50% Shareholder even if no Declaration of Status as a 50% Shareholder has been filed.
b.	Prior to filing any federal, state, or local tax return, or any amendment to such a return claiming any deduction for worthlessness of the Common Stock for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50% Shareholder must file with the Court and serve upon the Declaration Notice Parties an advance written notice substantially in the form of Exhibit 1E attached to these Procedures (a “Declaration of Intent to Claim a Worthless Stock Deduction”).
i.	The Debtors, in reasonable consultation with the Committee and the Second Lien Agent, shall have 15 business days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50% Shareholder an objection to any proposed claim of deduction for worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes.
ii.	If the Debtors file an objection, the 50% Shareholder shall not claim, or cause or be claimed, the proposed worthless stock deduction to which the Declaration of Intent to Claim a Worthless Stock Deduction relates unless such objection is withdrawn by the Debtors or the proposed worthless stock deduction is approved by a final and non-appealable order of the Court.
iii.	If the Debtors do not object within such 15-business day period, the filing of the tax return or amendment with such claim will be permitted solely as set forth in the Declaration of Intent to Claim a Worthless Stock Deduction. Additional tax returns or amendments within the scope of these Procedures must be the subject of additional notices as set forth herein, with an additional 15-business day waiting period.
c.	For purposes of these Procedures for Declarations of Worthlessness of Common Stock, a “50% Shareholder” is any person or Entity that: (i) has Beneficial Ownership of 50 percent or more of the Common Stock; or (ii) would be a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations) of Common Stock if such person or Entity claimed a worthless stock deduction with respect to the Common Stock at any time on or after the Petition Date.

Procedures Applicable to Transfers of Claims Against the Debtors

a.	Disclosure of 382(l)(5) Plan. If the proponent of a plan of reorganization (a “Plan Proponent”) determines that any reorganized Debtor likely could qualify for and benefit from the application of section 382(l)(5) of the IRC and reasonably anticipates that the Post-Emergence Company will invoke such section, then the Plan Proponent, in proposing a 382(l)(5) Plan, shall disclose the following in its proposed disclosure statement or, in the case of items (iii) through (v) described below, a later, separate notice (collectively, the “Proposed 382(l)(5) Disclosure Statement”):
i.	Adequate information about the incremental tax benefits anticipated to be realized through the use of section 382(l)(5) of the IRC that, taking into account the Debtors’ anticipated net unrealized built-in gains or net unrealized built-in losses, would not otherwise be available;
ii.	A summary of any restrictions expected to be imposed on the transferability of securities issued under the 382(l)(5) Plan in order to preserve such incremental tax benefits;
iii.	The (A) dollar amount of Claims (by class or other applicable classification) expected to result in a one-percent (1%) interest in the New Common Stock and (B) number of any of the specified interests (the “Owned Interests”) in the Debtors which shall include, but not necessarily be limited to, Common Stock expected to result in a one-percent (1%) interest in the New Common Stock, in each case based upon then-available information;
iv.	A specified date (the “Determination Date”) that is not less than 10 days after the service of the notice of the hearing with respect to the Proposed 382(l)(5) Disclosure Statement;
v.	A specified date (the “Reporting Deadline”) that is not less than 5 days after the Determination Date, by which persons (including Entities) must serve on various parties the notice required by these Procedures (the “Notice of Substantial Claim Ownership”); and
vi.	In the event that items (iii) through (v) above are disclosed in a separate notice after the filing of the proposed disclosure statement, such items shall also be disclosed in a separate filing with the Securities and Exchange Commission on Form 8-K.
b.	Notice of Substantial Claim Ownership.
i.	Any person (including any Entity) that beneficially owns either (i) more than a specified amount of Claims[2] or (ii) a lower amount of Claims that (based on the applicable information set forth in the Proposed 382(l)(5) Disclosure Statement),

[2]	This “specified amount” is to be reasonably established by the Plan Proponent, taking into account the terms of the 382(l)(5) Plan, and disclosed in the Proposed 382(l)(5) Disclosure Statement. The “specified amount” may be expressed by class or type of Claim(s), if applicable.

when taking into account any Owned Interests beneficially owned by a holder of Claims (including pursuant to the applicable aggregation rules), in each case, that is reasonably expected to result in such holder of Claims holding the Applicable Percentage of the New Common Stock, in each case as of the Determination Date, shall serve upon the Plan Proponent and its counsel, the Committee’s counsel, and the Second Lien Agent’s counsel (and the Declaration Notice Parties if the Debtors are not the Plan Proponent), a Notice of Substantial Claim Ownership, in substantially the form annexed to the Procedures as Exhibit 1F (or as adjusted and annexed to the Proposed 382(l)(5) Disclosure Statement) on or before the Reporting Deadline. Such person or Entity also shall set forth in the Notice of Substantial Claim Ownership its Beneficial Ownership, if any, of any Owned Interests and whether it agrees to refrain from acquiring Beneficial Ownership of additional Owned Interests (and Options to acquire the same) until after the effective date of the 382(l)(5) Plan and to immediately dispose of any Owned Interests or Options (if acquired on or after the Petition Date and prior to submitting its Notice of Substantial Claim Ownership). A person (including any Entity) that is required to file a Notice of Substantial Claim Ownership may or may not be a Substantial Claimholder. The standard for a person (including an Entity) being required to file a Notice of Substantial Claim Ownership is different than the definition of a Substantial Claimholder. At the election of the Substantial Claimholder, the Notice of Substantial Claim Ownership to be filed with the Court (but not the Notice of Substantial Claim Ownership that is served upon the Declaration Notice Parties) may be redacted to exclude the Substantial Claimholder’s taxpayer identification number.

ii.	In order to assist in determining their eligibility to avail themselves of the relief set forth in section 382(l)(5) of the IRC, the Debtors may request[3] from any person (including any Entity) that beneficially owns either (i) more than a specified amount of Claims (which may be expressed by class or type of Claim(s), if applicable) or (ii) a lower amount of Claims that, when taking into account the Owned Interests beneficially owned by a holder of Claims (including pursuant to the applicable aggregation rules), could result in such holder of Claims holding the Applicable Percentage of the New Common Stock, in each case, as of the date specified in such request, information regarding its Beneficial Ownership of Claims and Owned Interests (and Options to acquire the same) prior to the filing of the Proposed 382(l)(5) Disclosure Statement, in a manner consistent with these Procedures. A response to such request shall be served upon the Declaration Notice Parties. In addition, the Debtors shall disclose such request in a separate filing with the Securities and Exchange Commission on Form 8-K.
iii.	Any person (including any Entity) that fails to comply with its notification obligations set forth in this paragraph shall, in addition to the consequences set forth in paragraph (d)(vii) below among other things, be subject to such remedy as the Court may find appropriate upon motion by the Debtors, after service of the motion

[3]	For purposes of making this determination, such request shall include information comparable to the information that would be required in a Proposed 382(l)(5) Disclosure Statement pursuant to these Procedures.

upon such person or Entity and a hearing on the motion in accordance with the Federal Rules of Bankruptcy Procedure, including, without limitation, ordering such noncompliant person or Entity to divest itself promptly of any Beneficial Ownership of Claims to the extent of such person’s (or Entity’s) ownership of an Excess Amount and imposing monetary damages for any costs reasonably incurred by the Debtors that were caused by the violation and enforcement of this paragraph.

c.	Claims Trading Before and After Determination Date.
i.	Any person (including any Entity) generally may trade freely and make a market in Claims until the Determination Date.
ii.	After the Determination Date, any acquisition of Claims by a person (including any Entity) who filed or is or was required to file a Notice of Substantial Claim Ownership or by a person or Entity who would be required to file a Notice of Substantial Claim Ownership as a result of the consummation of the contemplated transaction if the proposed acquisition date had been the Determination Date (each such person or Entity, a “Proposed Claims Transferee”) shall not be effective unless consummated in compliance with these Procedures.
iii.	At least ten (10) days prior to the proposed date of any acquisition of Claims by a Proposed Claims Transferee (a “Proposed Claims Acquisition Transaction”), such Proposed Claims Transferee shall serve upon the Plan Proponent and its counsel, the Committee’s counsel, and the Second Lien Agent’s counsel (and the Declaration Notice Parties if the Debtors are not the Plan Proponent) a notice of such Proposed Claims Transferee’s request to purchase, acquire, or otherwise accumulate a Claim (a “Claims Acquisition Request”), in substantially the form annexed to the Procedures attached to the Final Order as Exhibit 1G, which describes specifically and in detail the Proposed Claims Acquisition Transaction, regardless of whether such transfer would be subject to the filing, notice, and hearing requirements set forth in Bankruptcy Rule 3001. At the election of the Substantial Claimholder, the Claims Acquisition Request to be filed with the Court (but not the Claims Acquisition Request that is served upon the Declaration Notice Parties) may be redacted to exclude the Substantial Claimholder’s taxpayer identification number.
iv.	The Plan Proponent may determine, in consultation with the Declaration Notice Parties (if the Debtors are not the Plan Proponent), whether to approve a Claims Acquisition Request. If the Plan Proponent does not approve a Claims Acquisition Request in writing within eight (8) business days after the Claims Acquisition Request is filed with the Court, the Claims Acquisition Request shall be deemed rejected.
d.	Creditor Conduct and Sell-Down.
i.	To permit reliance by the Debtors on Treasury Regulations section 1.382-9(d)(3), upon the entry of the Final Order, any Substantial Claimholder that participates in formulating any chapter 11 plan of reorganization of or on behalf of the Debtors (which shall include, without limitation, making any suggestions or proposals to the Debtors or their advisors with regard to such a chapter 11 plan of reorganization) shall not disclose or otherwise make evident to the Debtors that any Claims in which such Substantial Claimholder has a Beneficial Ownership are Newly Traded Claims, unless compelled to do so by an order of a court of competent jurisdiction or some other applicable legal requirement, provided, however, that the following activities shall not constitute participation in formulating a chapter 11 plan of reorganization if, in pursuing such activities, the Substantial Claimholder does not disclose or otherwise make evident (unless compelled to do so by an order of a court of competent jurisdiction or some other applicable legal requirement) to the Debtors that such Substantial Claimholder has Beneficial Ownership of Newly Traded Claims: filing an objection to a proposed disclosure statement or to confirmation of a proposed chapter 11 plan of reorganization; voting to accept or reject a proposed chapter 11 plan of reorganization; reviewing or commenting on a proposed business plan; providing information on a confidential basis to counsel to the Debtors; holding general membership on an official committee or an ad hoc committee; or taking any action required by an order of the Court.

ii.	Following the Determination Date, if the Plan Proponent determines that Substantial Claimholders must sell or transfer all or a portion of their Beneficial Ownership of Claims in order to ensure that the requirements of section 382(l)(5) of the IRC will be satisfied, the Plan Proponent may file a motion with the Court for entry of an order—after notice to counsel to the Debtors (if the Debtors are not the Plan Proponent), counsel to the Committee, counsel to the Second Lien Agent, and the relevant Substantial Claimholder(s) and a hearing—approving the issuance of a notice (each, a “Sell-Down Notice”) that such Substantial Claimholder must sell, cause to sell, or otherwise transfer a specified amount of its Beneficial Ownership of Claims (by class or other applicable classification) equal to the excess of (x) the amount of Claims beneficially owned by such Substantial Claimholder over (y) the Maximum Amount for such Substantial Claimholder (such excess amount, an “Excess Amount”). The motion shall be heard on expedited basis such that the Court can render a decision on the motion at or before the hearing on confirmation of the 382(l)(5) Plan. If the Court approves the Plan Proponent’s motion for the issuance of a Sell-Down Notice, the Plan Proponent shall provide the Sell-Down Notice to the relevant Substantial Claimholder(s).
iii.	Notwithstanding anything to the contrary in these Procedures, no Substantial Claimholder shall be required to sell, cause to sell, or otherwise transfer any Beneficial Ownership of Claims if such sale or transfer would result in the Substantial Claimholder’s Beneficial Ownership of an aggregate amount of Claims (by class or other applicable classification) that is less than such Substantial Claimholder’s Protected Amount.
iv.	Each Sell-Down Notice shall direct the Substantial Claimholder to sell, cause to sell, or otherwise transfer its Beneficial Ownership of the amount of Claims specified in the Sell-Down Notice to Permitted Transferees (each sale or transfer, a “Sell-Down”); provided, however, that such Substantial Claimholder shall not have a reasonable basis to believe that any such Permitted Transferee would own, immediately after the contemplated transfer, an Excess Amount of Claims; provided, further, that a Substantial Claimholder that has properly notified the Permitted Transferee of its Claims under these Procedures shall not be treated as having such reasonable basis in the absence of notification or actual knowledge that such Permitted Transferee would own, after the transfer, an Excess Amount of Claims.

v.	By the date that is the later of (i) five (5) days after the entry of an order confirming the 382(l)(5) Plan and (ii) such other date specified in the Sell-Down Notice, as applicable, but before the effective date of the 382(l)(5) Plan (the “Sell-Down Date”), each Substantial Claimholder subject to a Sell-Down Notice shall, as a condition to receiving the New Common Stock, serve upon the Plan Proponent and its counsel, the Committee’s counsel, and the Second Lien Agent’s counsel (and the Declaration Notice Parties if the Debtors are not the Plan Proponent) a notice, substantially in the form annexed to the Procedures as Exhibit 1H that such Substantial Claimholder has complied with the terms and conditions set forth in these Procedures and that such Substantial Claimholder does not and will not hold an Excess Amount of Claims as of the Sell-Down Date and at all times through the effective date of the 382(l)(5) Plan (each, a “Notice of Compliance”). Any Substantial Claimholder who fails to comply with this provision shall not receive the New Common Stock with respect to any Excess Amount of Claims. At the election of the Substantial Claimholder, the Notice of Compliance to be filed with the Court (but not the Notice of Compliance that is served upon the Declaration Notice Parties) may be redacted to exclude the Substantial Claimholder’s taxpayer identification number.
vi.	Other than information that is public or in connection with an audit or other investigation by the Internal Revenue Service or other taxing authority, the Plan Proponent shall keep all Notices of Compliance and any additional information provided by a Substantial Claimholder pursuant to these Procedures (the “Confidential Information”) strictly confidential and shall not disclose the Confidential Information to any other person (including any Entity); provided, however, that the Plan Proponent may disclose the identity of the Substantial Claimholder to its counsel and professional financial advisors, the Committee’s counsel and professionals, the Second Lien Agent’s counsel and professionals, and of any other person(s) that are subject to a nondisclosure agreement with the Plan Proponent, each of whom shall keep all Confidential Information strictly confidential, subject to further order of the Court; provided, further, that to the extent the Plan Proponent reasonably determines such Confidential Information is necessary to demonstrate to the Court the need for the issuance of a Sell-Down Notice, such Confidential Information (determined by, among other things, whether such information was redacted in any public filing) shall be filed with the Court under seal.

vii.	Any person (including any Entity) that violates its obligations under these Procedures applicable to Claims or, if applicable, its agreement not to acquire Beneficial Ownership of Owned Interests (and Options to acquire the same) or to immediately dispose of any Owned Interests (if acquired on or after the Petition Date but prior to submitting its Notice of Substantial Claim Ownership) in its Notice of Substantial Claim Ownership shall, pursuant to these Procedures, be precluded from receiving, directly or indirectly, any consideration consisting of a Beneficial Ownership of the New Common Stock that is attributable to the Excess Amount of Claims for such person or Entity and, if applicable, to the Owned Interests acquired (or not immediately disposed of) in violation of such agreement by such person or Entity (or if the Owned Interests acquired (or not immediately disposed of) in violation of such agreement become Beneficial Ownership of the New Common Stock without the need to receive new equity interests, such person or Entity shall be precluded as a result of such violation (and, thus, in addition to any other amounts otherwise precluded hereunder) from receiving, directly or indirectly, any consideration consisting of a Beneficial Ownership of the New Common Stock attributable to such person’s (or Entity’s) Claims up to and including an amount equivalent to that represented by such Owned Interests), in each case including any consideration in lieu thereof, provided, however, that such person (or Entity) may be entitled to receive any other consideration to which such person (or Entity) may be entitled by virtue of holding Claims (this provision, the “Equity Forfeiture Provision”). Any purported acquisition of, or other increase in the Beneficial Ownership of, the New Common Stock that is precluded by the Equity Forfeiture Provision will be an acquisition of “Forfeited Equity.” Any acquirer of Forfeited Equity shall, promptly upon becoming aware of such fact, return or cause to return the Forfeited Equity to the Debtors (or any successor to the Debtors, including the Post-Emergence Company) or, if all of the equity consideration properly issued to such acquirer and all or any portion of such Forfeited Equity have been sold prior to the time such acquirer becomes aware of such fact, such acquirer shall return or cause to return to the Debtors (or any successor to the Debtors, including the Post-Emergence Company) (i) any Forfeited Equity still held by such acquirer and (ii) the proceeds attributable to the sale of Forfeited Equity, calculated by treating the most recently sold equity as Forfeited Equity. Any acquirer that receives Forfeited Equity and deliberately fails to comply with the preceding sentence shall be subject to such additional sanctions as the Court may determine. Any Forfeited Equity returned to the Debtors, including the Post-Emergence Company, shall be distributed (including a transfer to charity) or extinguished, in the Debtors’ sole discretion, in furtherance of the 382(l)(5) Plan.
viii.	In effecting any sale or other transfer of Claims pursuant to a Sell-Down Notice, a Substantial Claimholder shall, to the extent that it is reasonably feasible to do so within the normal constraints of the market in which such sale takes place, notify the acquirer of such Claims of the existence of these Procedures and the Equity Forfeiture Provision (it being understood that, in all cases in which there is direct communication between a salesperson and a customer, including, without limitation, communication via telephone, e-mail, and instant messaging, the existence of these Procedures and the Equity Forfeiture Provision shall be included in such salesperson’s summary of the transaction).

e.	Exceptions.
i.	No person (including any Entity) shall be subject to the approval provisions of paragraphs (b) and (c) above or, in the case of Claims that are part of the transferor’s Protected Amount, the sell-down provisions of paragraph (d) above with respect to any transfer described in Treasury Regulations section 1.382-9(d)(5)(ii) so long as such transfer is not for a principal purpose of obtaining the New Common Stock or permitting the transferee to benefit from the losses of the Debtors within the meaning of Treasury Regulations section 1.382-9(d)(5)(iii); provided, however, that any such transferee who becomes a Substantial Claimholder following the filing of a Proposed 382(l)(5) Disclosure Statement shall serve upon the Plan Proponent and its counsel, the Committee’s counsel, and the Second Lien Agent’s counsel (and the Declaration Notice Parties if the Debtors are not the Plan Proponent), a notice of such status, substantially in the form annexed to the Procedures as Exhibit 1F, as provided in these Procedures.
ii.	For the avoidance of doubt, the trustee of any trust, any indenture trustee, subordination agent, registrar, paying agent, transfer agent, loan or collateral agent, or any other entity serving in a similar capacity however designated, in each case for any Claim or any Owned Interests, notes, bonds, debentures, property, or other debt securities or obligations (i) issued by any of the Debtors, (ii) secured by assets of any of the Debtors or agreements with respect to such assets, or (iii) secured by assets leased to any of the Debtors shall not be treated as a Substantial Claimholder solely to the extent that such entities are acting in the capacity described above; provided, however, that neither any transferee of Claims nor any equity or beneficial owner of a trust shall be excluded from these Procedures solely by reason of this provision.
f.	For purposes of these Procedures Applicable to Transfers of Claims Against the Debtors.
i.	“Applicable Percentage of the New Common Stock” means, (i) if only one class of the New Common Stock is to be issued pursuant to the terms of a 382(l)(5) Plan and holders within each class of Claims receiving the New Common Stock will receive a pro rata distribution of the New Common Stock, 4.5% of the number of shares of the New Common Stock that the Debtors reasonably estimate will be outstanding immediately after the effective date of such 382(l)(5) Plan, as determined for U.S. federal income tax purposes, or (ii) if multiple classes of the New Common Stock are issued pursuant to the terms of a 382(l)(5) Plan or if holders within a class of Claims may receive a disproportionate distribution of New Common Stock relative to other holders in the same class, a percentage of the number of shares of each class of the New Common Stock (which percentage may be different for each such class) that have an aggregate fair market value equal to 4.5% of the fair market value of all the New Common Stock that the Debtors reasonably estimate will be outstanding immediately after the effective date of such 382(l)(5) Plan, as determined for U.S. federal income tax purposes.

ii.	“Beneficial Ownership” of a Claim or Owned Interest means: (A) the beneficial ownership of a Claim or Owned Interest (as hereinafter defined) as determined in accordance with applicable rules under section 382 of the IRC, the Treasury Regulations (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and as described herein (for such purpose, a Claim or Owned Interest is treated as if it were stock) and, thus, to the extent provided in those sources, from time to time, shall include, without limitation, (x) direct, indirect and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., a holding company would be considered to beneficially own all Claims or Owned Interests owned or acquired by its subsidiaries), (y) ownership by a holder’s family members, and (z) ownership by any Entity, Owned Interests, and/or stock; and (B) the beneficial ownership of an Option (irrespective of the purpose for which such Option was issued, created, or acquired) with respect to a Claim or Owned Interest. For the avoidance of doubt, Beneficial Ownership of a Claim or Owned Interests also includes the beneficial ownership of any right to receive any equity consideration to be distributed in respect of a Claim or Owned Interests pursuant to a chapter 11 plan or any applicable bankruptcy court order.
iii.	“Claim” means any claim, as defined in section 101(5) of the Bankruptcy Code, against any of the Debtors, whether secured or unsecured, other than any claims under or in connection with any of the Debtors’ proposed debtor in possession financing facility (a “DIP Loan”).
iv.	“Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons acting pursuant to a formal or informal understanding among themselves to make a coordinated acquisition of Claims or the New Common Stock.
v.	“Holdings Report” means a Notice of Substantial Claim Ownership (as hereinafter defined) received by the Declaration Notice Parties with respect to the Determination Date.
vi.	“Maximum Amount” means the maximum amount of Claims (by class or other applicable classification of Claims) that may be held, as of the effective date of the 382(l)(5) Plan, by a Substantial Claimholder that was a Substantial Claimholder as of the Determination Date, which the Debtors shall calculate as follows: (x) based upon the information provided by the Substantial Claimholders in the Holdings Reports, the Debtors shall calculate the aggregate amount of Claims that all such Substantial Claimholders must sell as a group to effectuate the 382(l)(5) Plan (the “Sell-Down Amount”); (y) the Debtors shall calculate for each Substantial Claimholder the amount of such Substantial Claimholder’s pro rata share of the Sell-Down Amount (i.e., the Sell-Down Amount multiplied by a fraction, (1) the numerator of which is the amount, if any, of Claims identified in such Substantial Claimholder’s Holdings Report minus the greater of (A) the applicable Threshold Amount and (B) the Protected Amount for such Substantial Claimholder, and (2) the denominator of which is the aggregate amount of Claims identified in all of the Substantial Claimholders’ Holdings Reports minus the greater of (A) the aggregate applicable Threshold Amount for all Substantial Claimholders and (B) the aggregate Protected Amount of all Substantial Claimholders; and (z) for each such Substantial Claimholder, the Debtors shall subtract from the total Claims held by such Substantial Claimholder (as reported in the Holdings Report) such Substantial Claimholder’s pro rata share of the Sell-Down Amount. The difference shall be the Maximum Amount.

vii.	“New Common Stock” means the common stock and any other equity securities (including securities that are treated as equity securities for U.S. federal income tax purposes) of the Post-Emergence Company, including Options to acquire the same.
viii.	“Newly Traded Claims” means Claims (x) with respect to which a person (including any Entity) acquired Beneficial Ownership after the date that was eighteen (18) months prior to the Petition Date and (y) that are not “ordinary course” Claims, within the meaning of Treasury Regulations section 1.382-9(d)(2)(iv), of which the same person (including any Entity) always has had Beneficial Ownership.
ix.	“Permitted Transferee” with respect to a Substantial Claimholder is a person (including any Entity) whose holding of a Claim would not result in such Substantial Claimholder having Beneficial Ownership of such Claim.
x.	“Post-Emergence Company” means the reorganized Debtors or any successor thereto.
xi.	“Protected Amount” means the amount of Claims (by class or other applicable classification) of which a holder had Beneficial Ownership on the Petition Date (or such later date as may be specified by the Plan Proponent in the Proposed 382(l)(5) Disclosure Statement) plus the amount of Claims of which such holder acquires, directly or indirectly, Beneficial Ownership pursuant to trades entered into prior to the Petition Date (or such later date), but that had not yet closed as of the Petition Date (or such later date), and the amount of Claims of which such holder acquires, directly or indirectly, Beneficial Ownership pursuant to trades entered into after the Petition Date (or such later date) that have been approved by the Debtors in accordance with these Procedures minus the amount of Claims of which such holder sells, directly or indirectly, Beneficial Ownership pursuant to trades entered into prior to the Petition Date (or such later date), but that had not yet closed as of the Petition Date (or such later date).
xii.	“Substantial Claimholder” means any person (including any Entity) that beneficially owns an aggregate dollar amount of Claims against the Debtors, or any Entity controlled by such person through which such person beneficially owns

Claims against the Debtors, of more than the Threshold Amount other than any claims under or in connection with any DIP Loan. For the avoidance of doubt, section 382 of the IRC, the Treasury Regulations, and all relevant IRS and judicial authority shall apply in determining whether the Claims of several persons and/or Entities must be aggregated when a person’s (including an Entity’s) status as a Substantial Claimholder (for such purpose, a Claim is treated as if it were stock).

xiii.	“Threshold Amount” means an amount of Claims that, when taking into account the Owned Interests beneficially owned by a holder of Claims (including under the applicable aggregation rules), could result in such holder of Claims holding the Applicable Percentage of the New Common Stock. For this purpose, the Beneficial Ownership of an Option to acquire Owned Interests shall be considered Beneficial Ownership of Owned Interests. Notwithstanding the foregoing, if a beneficial owner of Claims does not agree to refrain from acquiring Beneficial Ownership of additional Owned Interests (and Options to acquire the same) or to dispose of immediately any such Owned Interests or Options (if acquired on or after the Petition Date but prior to submitting its Notice of Substantial Claim Ownership (as hereinafter defined)), the Threshold Amount for such beneficial owner of Claims shall be the “Minimum Threshold Amount,” which shall be the amount of Claims beneficially owned by a holder of Claims continuously from the Petition Date to the Sell-Down Date (as hereinafter defined).
xiv.	“382(l)(5) Plan” means a plan of reorganization that contemplates the use of section 382(l)(5) of the IRC by a reorganized debtor to obtain certain incremental tax benefits.

Notice Procedures

a.	No later than three (3) business days following entry of the Final Order, or as soon as was reasonably practicable thereafter, the Debtors will serve by first class mail a notice, substantially in the form of Exhibit 1I attached to the Procedures (the “Notice of Final Order”), on the parties listed in paragraph 31 of the Motion (collectively, the “Notice Parties”) and the Nominees.
b.	Upon receipt of the Notice of Interim Order or Notice of Final Order, as applicable, all Nominees shall serve the applicable notice to any beneficial holders of the Common Stock as required pursuant to subparagraph (a), immediately above, by no later than five (5) business days after being served with notice. Additionally, any Entity or broker or agent acting on such Entity’s or individual’s behalf who sells Common Stock to another Entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.
c.	Any Entity or broker or agent acting on such Entity’s or individual’s behalf who sells Common Stock to another person or Entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.

d.	To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except to the extent (i) necessary to respond to a petition or objection filed with the Court, (ii) otherwise required by law, or (iii) that the information contained therein is already public; provided that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such declarations strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. If confidential information is necessary to respond to a petitioner’s objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.
e.	The Debtors may waive any and all restrictions, stays, and notification Procedures contained in the Notice of Interim Order and Notice of Final Order.

[Remainder of Page Intentionally Left Blank]

Exhibit 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PROTERRA INC, et al.,[1]	)	Case No. 23-11120 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock of Proterra Inc or with respect to any Beneficial Ownership therein (the “Common Stock”).3 Proterra Inc is a debtor and debtor-in-possession in Case No. 23-11120 (BLS)

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Proterra Inc (9565); and Proterra Operating Company, Inc. (8459). The location of the Debtors’ service address is: 1815 Rollins Road, Burlingame, California 94010.
[2]	For purposes of this Declaration: (i) a “Substantial Shareholder” is any person or Entity that has Beneficial Ownership of at least 10,252,500 shares of Common Stock (representing 4.5 percent of all issued and outstanding shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes, without limitation, direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.
[3]	For the avoidance of doubt, the definition of Common Stock shall not include record or Beneficial Ownership in any securities to be issued in connection with a chapter 11 plan of reorganization of the Debtors.

pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, as of __________ , 2023, the undersigned party currently has Beneficial Ownership of _________ shares of the Common Stock and/or Options to acquire _________ shares of the Common Stock. The following table sets forth (i) the number of shares of Common Stock and/or the number of shares of Common Stock underlying the Options beneficially owned by the undersigned party and (ii) the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock and/or Options to acquire such Common Stock (categorized by class, as applicable). In the case of Common Stock and/or Options that are not owned directly by the undersigned party but are nonetheless beneficially owned by the undersigned party, the table sets forth (a) the name(s) of each record or legal owner of such shares of Common Stock and/or Options that are beneficially owned by the undersigned party, (b) the number of shares of Common Stock and/or the number of shares of the Common Stock underlying the Options beneficially owned by such undersigned party, and (c) the date(s) on which such Common Stock and/or Options were acquired (categorized by class, as applicable).

Name of Owner	Shares Owned	Date(s) Acquired

(Attach additional page or pages if necessary.)

2

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Final Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. ____] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Declaration Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated:	,	20__
,
(City)		(State)

3

Exhibit 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PROTERRA INC, et al.,[1]	)	Case No. 23-11120 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of Proterra Inc or any Beneficial Ownership therein (the “Common Stock”).3 Proterra Inc is a debtor and

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Proterra Inc (9565); and Proterra Operating Company, Inc. (8459). The location of the Debtors’ service address is: 1815 Rollins Road, Burlingame, California 94010.
[2]	For purposes of this Declaration: (i) a “Substantial Shareholder” is any person or Entity that has Beneficial Ownership of at least 10,252,500 shares of Common Stock (representing 4.5 percent of all issued and outstanding shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes, without limitation, direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.
[3]	For the avoidance of doubt, the definition of Common Stock shall not include record or Beneficial Ownership in any securities to be issued in connection with a chapter 11 plan of reorganization of the Debtors.

debtor in possession in Case No. 23-11120 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on ___________ __, 2023, the undersigned party filed a declaration of status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock and/or Options to acquire _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock and/or Options to acquire _________ shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Final Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. ____] (the “Order”), this declaration (this “Declaration”) is being filed

2

with the Court and served upon the Declaration Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors, in reasonable consultation with the Committee and the Second Lien Agent, have 15 business days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 15-business day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to

3

the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated:	,	20__
,
(City)		(State)

4

Exhibit 1C

Declaration of Intent to Transfer Common Stock or Options

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PROTERRA INC, et al.,[1]	)	Case No. 23-11120 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO TRANSFER COMMON STOCK OR OPTIONS2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of Proterra Inc or any Beneficial Ownership therein (the “Common Stock”).3 Proterra Inc is a debtor and debtor in

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Proterra Inc (9565); and Proterra Operating Company, Inc. (8459). The location of the Debtors’ service address is: 1815 Rollins Road, Burlingame, California 94010.
[2]	For purposes of this Declaration: (i) a “Substantial Shareholder” is any person or Entity that has Beneficial Ownership of at least 10,252,500 shares of Common Stock (representing 4.5 percent of all issued and outstanding shares of Common Stock outstanding as of the Petition Date); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes, without limitation, direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.
[3]	For the avoidance of doubt, the definition of Common Stock shall not include record or Beneficial Ownership in any securities to be issued in connection with a chapter 11 plan of reorganization of the Debtors.

possession in Case No. 23-11120 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on __________ __, 2023, the undersigned party filed a declaration of status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock and/or Options to acquire _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock and/or Options to acquire _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Final Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. ____] (the “Order”), this declaration (this “Declaration”) is being filed

2

with the Court and served upon the Declaration Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors, in reasonable consultation with the Committee and the Second Lien Agent, have 15 business days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 15-business day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to

3

the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated:	,	20__
,
(City)		(State)

4

Exhibit 1D

Declaration of Status as a 50% Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PROTERRA INC, et al.,[1]	)	Case No. 23-11120 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF STATUS AS A 50% SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a 50% Shareholder with respect to the common stock of Proterra Inc or any Beneficial Ownership therein (the “Common Stock”)3. Proterra Inc is a debtor and

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Proterra Inc (9565); and Proterra Operating Company, Inc. (8459). The location of the Debtors’ service address is: 1815 Rollins Road, Burlingame, California 94010.
[2]	For purposes of this Declaration: (i) a “50% Shareholder” is any person or Entity that: (i) has Beneficial Ownership of 50 percent or more of the Common Stock; or (ii) would be a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Internal Revenue Code (the “IRC”) and the applicable Treasury Regulations) of Common Stock if such person or Entity claimed a worthless stock deduction with respect to the Common Stock at any time on or after the Petition Date; (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes, without limitation, direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) “Entity” has the meaning as such term is defined in section 1.382-3(a) of the Treasury Regulations, including any group of persons who have a formal or informal understanding among themselves to make a coordinated acquisition of stock.
[3]	For the avoidance of doubt, the definition of Common Stock shall not include record or Beneficial Ownership in any securities to be issued in connection with a chapter 11 plan of reorganization of the Debtors.

debtor in possession in Case No. 23-11120 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, as of __________ __, 2023, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock and/or Options to acquire _________ shares of the Common Stock. The following table sets forth (i) the number of shares of Common Stock and/or the number of shares of Common Stock underlying the Options beneficially owned by the undersigned party and (ii) the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock and/or Options to acquire such Common Stock (categorized by class, as applicable). In the case of Common Stock and/or Options that are not owned directly by the undersigned party but are nonetheless Beneficially Owned by the undersigned party, the table sets forth (a) the name(s) of each record or legal owner of such shares of Common Stock and/or Options that are Beneficially Owned by the undersigned party, (b) the number of shares of Common Stock and/or the number of shares of the Common Stock underlying the Options Beneficially Owned by such undersigned party, and (c) the date(s) on which such Common Stock and/or Options were acquired (categorized by class, as applicable).

Name of Owner	Shares Owned	Date(s) Acquired

(Attach additional page or pages if necessary.)

2

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Final Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. ____] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Declaration Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of 50% Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated:	,	20__
,
(City)		(State)

3

Exhibit 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PROTERRA INC, et al.,[1]	)	Case No. 23-11120 (BLS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction with respect to one or more shares of common stock of Proterra Inc or any Beneficial Ownership therein (the “Common Stock”). Proterra Inc is a debtor and debtor in possession in Case No. 23-11120 (BLS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Proterra Inc (9565); and Proterra Operating Company, Inc. (8459). The location of the Debtors’ service address is: 1815 Rollins Road, Burlingame, California 94010.
[2]	For purposes of this Declaration: (i) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and rulings issued by the Internal Revenue Service and includes, without limitation, direct, indirect, and constructive ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (ii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on _________ __, 2023, the undersigned party filed a declaration of status as a 50% Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that the undersigned party proposes to declare for [federal/state] tax purposes that _________ shares of Common Stock became worthless during the tax year ending _________ (the “Proposed Worthlessness Claim”).

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Final Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. ____] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Declaration Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors, in reasonable consultation with the Committee and the Second Lien Agent, have 15 business days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such Proposed Worthlessness Claim will not be

2

effective unless such objection is withdrawn by the Debtors or such action is approved by a final order of the Court that becomes non-appealable. If the Debtors do not object within such 15-business day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further claims of worthlessness contemplated by the undersigned party will each require an additional notice filed with the Court to be served in the same manner as this Declaration and are subject to an additional 15-business day waiting period.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated:	,	20__
,
(City)		(State)

3

Exhibit 1F

Notice of Substantial Claim Ownership

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PROTERRA INC, et al.,[1]	)	Case No. 23-11120 (BLS)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF SUBSTANTIAL CLAIM OWNERSHIP

PLEASE TAKE NOTICE that, that, pursuant to that certain Final Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. ____] (the “Order”), [the undersigned party] hereby provides notice that the undersigned party beneficially owns either (i) more than $[●] of Claims2 against the Debtors or (ii) a lesser amount of Claims that (based on the applicable information set forth in the Proposed 382(l)(5) Disclosure Statement), when taking into account any Owned Interests beneficially owned by a holder of Claims (including under the aggregation rules described in the definition of Substantial Claimholder), could result in such holder of Claims holding the Applicable Percentage of New Common Stock.

PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information: (i) in the case of Claims that are owned directly by the undersigned party, the table sets forth the dollar amount of all Claims beneficially owned (as hereinafter defined) by the undersigned party (categorized by class or other applicable classification); and (ii) in the case of Claims that are not owned directly by the undersigned party but nonetheless are beneficially owned by the undersigned party, the table sets forth (a) the name(s) of each record or legal owner of such Claims that are beneficially owned by the undersigned party and (b) the dollar amount of all Claims beneficially owned by such undersigned party (categorized by class or other applicable classification).

Class	Description of Claim	Name of Owner	Dollar Amount Owned

(Attach additional page if necessary.)

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Proterra Inc (9565); and Proterra Operating Company, Inc. (8459). The location of the Debtors’ service address is: 1815 Rollins Road, Burlingame, California 94010.
[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in Exhibit 1 to the Order.

PLEASE TAKE FURTHER NOTICE that the following table sets forth a summary of the Protected Amount for each class (or other applicable classification) of Claims beneficially owned by the undersigned party (whether owned by the undersigned party directly or indirectly) and that undersigned party will provide any additional information in respect of such Claims that the Debtors reasonably request.

Class	Description of Claim	Name of Owner	Protected Amount

(Attach additional page if necessary.)

PLEASE TAKE FURTHER NOTICE that the following table sets forth the following information: (i) in the case of Owned Interests that are owned directly by the undersigned party, the table sets forth (a) the type and number of any Owned Interests beneficially owned (or that are subject to Options that are beneficially owned) by the undersigned party and (b) the date(s) on which such Owned Interests (and Options to acquire the same) were acquired (categorized by class or other applicable classification); and (ii) in the case of Owned Interests that are not owned directly by the undersigned party but nonetheless are beneficially owned by the undersigned party, the table sets forth (a) the name(s) of each record or legal owner of such Owned Interests that are beneficially owned by the undersigned party, (b) the type and number of any such Owned Interests beneficially owned (or that are subject to Options that are beneficially owned) by such undersigned party, and (c) the date(s) on which such Owned Interests (and Options to acquire the same) were acquired (categorized by class or other applicable classification). The undersigned party will provide any additional information in respect of such Owned Interests that the Debtors reasonably request.

Name of Owner	Type and Number of Owned Interests Owned	Type and Number of Owned Interests Subject to Options Owned	Date Acquired

(Attach additional page if necessary.)

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby [agrees ☐ / does not agree ☐— PLEASE CHECK AS APPLICABLE] that it will not acquire Beneficial Ownership of additional Owned Interests (and Options to acquire the same) before Debtors’ emergence from bankruptcy protection and that it immediately will dispose of any Owned Interests (and Options to acquire the same) that were acquired on or after the Petition Date and prior to submitting this Notice.

PLEASE TAKE FURTHER NOTICE that, the taxpayer identification number of the undersigned party is _____________.

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

[[IF APPLICABLE:] The undersigned party is represented by [name of law firm], [address], [phone], (Attn: [name of attorney]).]

Respectfully submitted,

[Name of Party]

By:
Name:
Address:

Telephone:
Facsimile:
Date:

Exhibit 1G

Notice of Request to Purchase, Acquire, or Otherwise Accumulate a Claim

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PROTERRA INC, et al.,[1]	)	Case No. 23-11120 (BLS)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF REQUEST TO PURCHASE, ACQUIRE, OR
OTHERWISE ACCUMULATE A CLAIM AGAINST THE DEBTORS

PLEASE TAKE NOTICE that, pursuant to that certain Final Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. ____] (the “Order”), [person (including any Entity)] hereby provides notice of (i) its intent to purchase, acquire, or otherwise accumulate directly a Claim2 or Claims against the Debtors and/or (ii) a proposed purchase or acquisition of Claims that, following the proposed acquisition, would be beneficially owned by the undersigned party (any proposed transaction described in (i) or (ii), a “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], the undersigned party served a Notice of Substantial Claim Ownership with the Plan Proponent and counsel to the Plan Proponent (and the Declaration Notice Parties if the Debtors are not the Plan Proponent).

PLEASE TAKE FURTHER NOTICE that, the undersigned party is filing this notice as (check one):

A person (including any Entity) that served or was required to serve a Notice of Substantial Claim Ownership
A person (including any Entity) that, upon consummation of the Proposed Transfer, would have been required to serve a Notice of Substantial Claim Ownership (if the proposed acquisition date had been the Determination Date)

PLEASE TAKE FURTHER NOTICE, that the following tables set forth the following information: (i) in the case of Claims and/or Owned Interests that are owned directly by the undersigned party, the tables set forth (a) the dollar amount of all Claims and the type and number of Owned Interests (and Options to acquire the same) beneficially owned by the

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Proterra Inc (9565); and Proterra Operating Company, Inc. (8459). The location of the Debtors’ service address is: 1815 Rollins Road, Burlingame, California 94010.
[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in Exhibit 1 to the Order.

undersigned party (categorized by class or other applicable classification) and, (b) if applicable, the date such Owned Interests (or Options to acquire the same) were acquired; and (ii) in the case of Claims and/or Owned Interests that are not owned directly by the undersigned party but nonetheless are beneficially owned by the undersigned party, the tables set forth (a) the name(s) of each record or legal owner of the Claims and/or Owned Interests (and Options to acquire the same) that are beneficially owned by the undersigned party, (b) the dollar amount of all Claims and the type and number of Owned Interests beneficially owned by the undersigned party (categorized by class or other applicable classification), and, (c) if applicable, the date such Owned Interests (and Options to acquire the same) were acquired. The undersigned party will provide any additional information in respect of such Claims and/or Owned Interests that the Debtors reasonably request.

Class	Description of Claim	Name of Owner	Dollar Amount Owned

(Attach additional page if necessary.)

Name of Owner	Type and Number of Owned Interests Owned	Type and Number of Owned Interests Subject to Options Owned	Date Acquired

(Attach additional page if necessary.)

PLEASE TAKE FURTHER NOTICE that, the following table sets forth a summary of the Protected Amount for each class (or other applicable classification) of Claims beneficially owned by the undersigned party (whether owned by the undersigned party directly or indirectly). The undersigned party will provide any additional information in respect of such Claims that the Debtors reasonably request.

Class	Description of Claim	Name of Owner	Protected Amount

(Attach additional page if necessary.)

2

PLEASE TAKE FURTHER NOTICE that, the following table sets forth the following information: (i) if the Proposed Transfer involves the purchase or acquisition of Claims directly by the undersigned party, the table sets forth the dollar amount of all Claims (categorized by class or other applicable classification) proposed to be purchased or acquired; and (ii) if the Proposed Transfer involves the purchase or acquisition of Claims by a person (including any Entity) other than the undersigned party, but the Proposed Transfer nonetheless would increase the dollar amount of Claims that are beneficially owned by the undersigned party, the table sets forth (a) the name(s) of each such person that proposes to purchase or acquire such Claims and (b) the dollar amount of all Claims (categorized by class or other applicable classification) proposed to be purchased or acquired.

Class	Description of Claim	Name of Owner	Dollar Amount to be Acquired

(Attach additional page if necessary.)

PLEASE TAKE FURTHER NOTICE that, if the Proposed Transfer involves a purchase or acquisition of Claims directly by the undersigned party and such Proposed Transfer would result in (a) an increase in the Beneficial Ownership of Claims by a person (including any Entity) (other than the undersigned party) that currently is a Substantial Claimholder or (b) a person’s (other than the undersigned party) becoming a Substantial Claimholder, the following tables set forth (i) the name of each such person, (ii) the dollar amount of all Claims beneficially owned by such person currently (i.e., prior to the Proposed Transfer) (categorized by class or other applicable classification), (iii) the dollar amount of all Claims that would be beneficially owned by such person immediately following the Proposed Transfer (categorized by class or other applicable classification), (iv) the number and type of Owned Interests (and Options to acquire the same) beneficially owned by such person as of the date of the Proposed Transfer (categorized by class or other applicable classification), and (v) the date such Owned Interests (and Options to acquire the same) were acquired:

Class	Description of Claim	Name of Owner	Dollar Amount of Claims Owned Currently (i.e., Prior to Proposed Transfer)	Dollar Amount of Claims to be Owned Following Proposed Transfer

(Attach additional page if necessary.)

3

Name of Owner	Type and Number of Owned Interests Owned	Type and Number of Owned Interests Subject to Options Owned	Date Acquired

(Attach additional page if necessary.)

PLEASE TAKE FURTHER NOTICE that, the undersigned party [agreed ☐ / did not agree ☐— PLEASE CHECK AS APPLICABLE] in its Notice of Substantial Claim Ownership served that it would not acquire Beneficial Ownership of additional Owned Interests (and Options to acquire the same) before the Debtors’ emergence from bankruptcy protection and that it immediately would dispose of any Owned Interests (and Options to acquire the same) that were acquired on or after the Petition Date and prior to submitting its Notice of Substantial Claim Ownership, and the undersigned party has complied with and intends to continue to comply with such statement.

PLEASE TAKE FURTHER NOTICE that, if the Plan Proponent approves the Proposed Transfer and the undersigned party did not previously serve a Notice of Substantial Claim Ownership, the undersigned party, under penalty of perjury, hereby [agrees ☐ / does not agree ☐— PLEASE CHECK AS APPLICABLE] that it will not acquire Beneficial Ownership of additional Owned Interests (and Options to acquire the same) before the Debtors’ emergence from bankruptcy protection and that it immediately will dispose of any Owned Interests (and Options to acquire the same) that were acquired on or after the Petition Date and prior to submitting this Notice.

PLEASE TAKE FURTHER NOTICE that, the taxpayer identification number of the undersigned party is ______________.

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, the undersigned party hereby acknowledges that, if the Plan Proponent does not approve the Proposed Transfer in writing within eight days after the filing of this Notice, such Proposed Transfer shall be deemed rejected. If the Plan Proponent provides written authorization approving the Proposed Transfer prior to the end of such eight business day period, then such Proposed Transfer may proceed solely as specifically described in this Notice.

This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

4

[IF APPLICABLE:] The undersigned party is represented by [name of law firm], [address], [phone], (Attn: [name of attorney]).

Respectfully submitted,

[Name of Party]

By:
Name:
Address:

Telephone:
Facsimile:
Date:

5

Exhibit 1H

Notice of Compliance

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PROTERRA INC, et al.,[1]	)	Case No. 23-11120 (BLS)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF COMPLIANCE

PLEASE TAKE NOTICE that, pursuant to that certain Final Order (I) Establishing Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock of Proterra Inc and Claims Against Debtors and (II) Granting Related Relief [Docket No. ____] (the “Order”), [person (including any Entity)] hereby provides notice that undersigned party has complied in full with the terms and conditions set forth in the Order and as further set forth in the Sell-Down Notice2 issued to undersigned party, such that (i) undersigned party does not and will not beneficially own an Excess Amount of Claims as of the Sell-Down Date and at all times through the effective date of the 382(l)(5) Plan and (ii) if undersigned party so agreed in its Notice of Substantial Claim Ownership, undersigned party does not and will not beneficially own any Owned Interests (and Options to acquire the same) unless acquired prior to the Petition Date.

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of undersigned party is ______________.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Proterra Inc (9565); and Proterra Operating Company, Inc. (8459). The location of the Debtors’ service address is: 1815 Rollins Road, Burlingame, California 94010.
[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in Exhibit 1 to the Order.

[[IF APPLICABLE:] The undersigned party is represented by [name of law firm], [address], [phone], (Attn: [name of attorney]).]

Respectfully submitted,

[Name of Party]

By:
Name:
Address:

Telephone:
Facsimile:
Date:

2